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                                                                EXHIBIT 10.10(c)

                      SECOND AMENDMENT TO CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO AMENDED AND RESTATED SECURED REVOLVING CREDIT AGREEMENT ("Amendment") is made as of March 26, 2004 by and among the following:

      EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership having its principal place of business at c/o Equity Inns, Inc., 7700 Wolf River Boulevard, Germantown, Tennessee 38138 ("Operating Partnership"), the sole general partner of which is Equity Inns Trust;

      EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P., a Tennessee limited partnership having its principal place of business c/o Equity Inns, Inc., 7700 Wolf River Boulevard, Germantown, Tennessee 38138 ("EIP/WV"), the sole general partner of which is Equity Inns Services, Inc., a Tennessee corporation which is wholly-owned by Equity Inns, Inc.;

      EQUITY INNS PARTNERSHIP II, L.P., a Tennessee limited partnership having its principal place of business c/o Equity Inns, Inc., 7700 Wolf River Boulevard, Germantown, Tennessee 38138 ("Equity II"), the sole general partner of which is Equity Inns Trust and the sole limited partner of which is the Operating Partnership (the Operating Partnership, EIP/WV and Equity II being referred to herein collectively as the "Borrower");

      BANK ONE, NA ("Bank One"), a national bank organized under the laws of the United States of America having an office at 1 Bank One Plaza, Chicago, Illinois 60670, as Administrative Agent ("Administrative Agent") and as a Lender; and

      Each of the remaining Lenders that are signatories hereto.

                                    RECITALS

      A. Borrower is primarily engaged in the business of the acquisition and development of premium limited service, premium extended stay and premium all-suite and full-service hotel properties.

      B. The parties hereto have entered into an Amended and Restated Secured Revolving Credit Agreement dated as of June 11, 2003, as amended by that First Amendment to Credit Agreement dated as of January 21, 2004 (the "Credit Agreement") to make loans available to the Borrower pursuant to the terms thereof ("Facility"). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Agreement.

      C. Borrower has requested a change in certain terms contained in the Credit Agreement and the Lenders have agreed to such a change on the terms contained herein.

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            NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AMENDMENTS

                  1. The foregoing recitals to this Amendment are incorporated into and made part of this Amendment.

                  2. The definition of "Cash Available for Distribution" is added to Article I of the Credit Agreement to read as follows:

                        "Cash Available for Distribution" for any period, means Funds From Operations adjusted by (i) subtracting the normalized recurring capitalized expenditures at a minimum amount equal to the Agreed FF&E Reserve (e.g. new floor covering, carpeting, drapes, paint, and exterior preparation), (ii) adjusted for all non-cash items, and (iii) adjusted for any non-recurring expenditures and extraordinary items.

                  3. Section 9.4 (b) is hereby amended and restated to read as follows:

                              (b) For each fiscal quarter, the aggregate amount
                        of dividends paid by Equity Inns (excluding Preferred Stock Expense) for the most recent four fiscal quarters for which financial reports are available to exceed the lesser of: (i) an amount equal to 1.05 times the Cash Available for Distribution for such period and (ii) an amount equal to $0.52 per share of common stock for such period; provided however, if Equity Inns increases dividends to greater than $0.52 per share of common stock, provided that the ratio of such dividends paid for the most recent four (4) fiscal quarters to Cash Available for Distribution for such period is less than or equal to 0.90, then, the maximum amount of such dividends payable for such fiscal quarter and each fiscal quarter thereafter shall not cause the ratio of such dividends for the most recent four (4) fiscal quarters to Cash Available for Distribution for such period to exceed 0.90. Such amount of $0.52 per share of common stock shall be adjusted appropriately in the case of any stock split or other such change in common stock structure. Cash Available for Distribution shall be determined on a consistent basis with the prior financial statements of Equity Inns, as approved by the Administrative Agent, provided that Equity Inns may, so long as an Event of Default does not exist, pays the minimum amount of dividends required to maintain its tax status as a real estate investment trust under the Code.

                  4. Section 9.4 (d) is hereby deleted in its entirety.

                  5. Exhibit I to the Credit Agreement is hereby deleted in its entirety and replaced by Exhibit I attached hereto.

                  6. Borrower hereby represents and warrants that:

                                       2

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                        (a)   no Default or Unmatured Default exists under the
                              Loan Documents;

                        (b) the Loan Documents are in full force and effect and Borrower has no defenses or offsets to, or claims or counterclaims relating to, its obligations under the Loan Documents;

                        (c) there has been no material adverse change in the financial condition of Borrower as shown in its December 31, 2003 financial statements;

                        (d) Borrower has full corporate power and authority to execute this Amendment and no consents are required for such execution other than any consents which have already been obtained; and

                        (e)   all representations and warranties contained in
                              Article 6 of the Credit Agreement are true and correct as of the date hereof and all references therein to "the date of this Agreement" shall refer to "the date of this Amendment."

                  7. Except as specifically modified hereby, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. All references in the Loan Documents to the "Credit Agreement" henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment.

                  8. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.

                  9. This Amendment shall become effective when it has been executed by Borrower, Administrative Agent, and the Lenders.

                                       3

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            IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative
Agent have executed this Amendment as of the date first above written.

BORROWER:               EQUITY INNS PARTNERSHIP, L.P.

                        By: EQUITY INNS TRUST, its General Partner

                            By: /s/ J. Mitchell Collins
                               ---------------------------------------
                            Title: Chief Financial Officer
                                  ------------------------------------

                        EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P.

                        By: EQUITY INNS SERVICES, INC., its General
                            Partner

                            By: /s/ J. Mitchell Collins
                               ---------------------------------------
                            Title: Chief Financial Officer
                                  ------------------------------------

                        EQUITY INNS PARTNERSHIP II, L.P.

                        By: EQUITY INNS TRUST, its General Partner

                            By: /s/ J. Mitchell Collins
                               ---------------------------------------
                            Title: Chief Financial Officer
                                  ------------------------------------

                                      S-1

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LENDERS:                BANK ONE, NA
                        Individually and as Administrative Agent

                        By: /s/ Scott Sigmund
                           ---------------------------------------
                        Title: Associate Director
                              -------------------------------------

                        Address for Notices:
                        Corporate Real Estate Division
                        1 Bank One Plaza
                        Chicago, Illinois 60670-0315
                        Attention: Patricia Leung
                        Telephone: 312-325-3124
                        Telecopy: 312-325-3122

                                       S-2

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                        CREDIT LYONNAIS NEW YORK BRANCH
                        Individually and as Syndication Agent and Co-Lead
                        Arranger

                        By: /s/ David Bowens
                           ---------------------------------------
                        Title: Vice President
                              ------------------------------------

                        Address for Notices:
                        Lodging Group
                        1301 Avenue of the Americas
                        New York, New York 10019
                        Attention: Dave Bowers
                        Telephone: 212/261-7831
                        Telecopy: 212/261-7532

                                       S-3

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                        FLEET NATIONAL BANK
                        Individually and as Documentation Agent

                        By: /s/ George Ojanuga
                           ---------------------------------------
                        Title: Director
                              ------------------------------------

                        Address for Notices:
                        115 Perimeter Center Place N.E.
                        Suite 500
                        Atlanta, Georgia 30342
                        Attention: George Ojanuga
                        Telephone: 770-390-6588
                        Telecopy: 770-391-9811

                                       S-4

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                        NATIONAL BANK OF COMMERCE

                        By: /s/ Nick Sutton
                           ---------------------------------------
                        Title: Associate Vice President
                              ------------------------------------

                        Address for Notices:
                        7770 Poplar Avenue
                        Suite 105
                        Germantown, Tennessee 38138
                        Attention: Jeremy Chism
                        Telephone: 901/757-4872
                        Telecopy: 901/757-4883

                                       S-5

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                        AMSOUTH BANK

                        By: /s/ Lawrence Clark
                           ---------------------------------------
                        Title: Vice President
                              ------------------------------------

                        Address for Notices:
                        1900 Fifth Avenue North
                        AmSouth-Sonat Tower, 9th Floor
                        Birmingham, Alabama 35203
                        Attention: Lawrence Clark
                        Telephone: 205/581-7493
                        Telecopy: 205/326-4075

                                       S-6

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                        UNION PLANTERS BANK, NATIONAL
                        ASSOCIATION

                        By: /s/ James R. Gummel
                           ---------------------------------------
                        Title: Vice President
                              ------------------------------------

                        Address for Notices:
                        6200 Poplar Avenue
                        3rd Floor
                        Memphis, Tennessee 38119
                        Attention: James R. Gummel
                        Telephone: 901/580-5437
                        Telecopy: 901/580-5451

                                       S-7

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      The undersigned, Equity Inns, Inc. and Equity Inns Trust, are parties to the Credit Agreement for purposes of making the representations and warranties contained in Article VII thereof and agreeing to perform certain of the covenants described in Article VIII thereof and hereby confirm that the Credit Agreement remains in full force and effect and hereby consent to the terms of this Amendment.

                        EQUITY INNS, INC.


                        By: /s/ J. Mitchell Collins
                           ---------------------------------------
                        Title: Chief Financial Officer
                              ------------------------------------

                        EQUITY INNS TRUST


                        By: /s/ J. Mitchell Collins
                           ---------------------------------------
                        Title: Chief Financial Officer
                              ------------------------------------



                                       S-8

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                                    EXHIBIT I

                         FORM OF COMPLIANCE CERTIFICATE


[This exhibit has been omitted from this filing. A copy of the exhibit will be furnished for the staff of the Commission upon request.]